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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 19, 2000

                           SPECIAL METALS CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                     000-22029                    25-1445468
------------------             ----------------    ----------------------------
(State or Other Jurisdiction    (Commission        (IRS Employer Identification
  of Incorporation)              File Number)                     Number)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                ------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 798-2900


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Item 5.      Other Events.

             On October 19, 2000, the Registrant issued a press release regarding the departure of Donald Darling from his positions as the Registrant's Vice President, Administration and Chief Financial Officer and as a member of the Registrant's Board of Directors. It was noted in the press release that Paul
A. Totaro, currently the Registrant's Controller and Treasurer, has been named as acting Chief Financial Officer until a replacement is named. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

             Exhibit No.               Description
             --------------            --------------
             Exhibit 99.1              Press Release, dated October 19, 2000,
                                       issued by the Registrant.


                                   SIGNATURES
                          ----------------------------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         SPECIAL METALS CORPORATION

                                         By:      /s/ Robert F. Dropkin
                                                -------------------------------
                                         Name:  Robert F. Dropkin
                                         Title: Vice President, Secretary and
                                                Chief Legal Counsel

Dated:  October 25, 2000

                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current Report on Form 8-K

                Exhibit No.               Description
                --------------            --------------
                Exhibit 99.1              Press Release dated October 19, 2000.


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